HARSCO CORPORATION                                                    EXHIBIT 21

Subsidiaries of the Registrant:

                                                                      Country of                      Ownership
Name                                                                  Incorporation                  Percentage
----                                                                  -------------                  ----------
Heckett MultiServ SAIC                                                Argentina                           100%
MetServ Holdings Pty. Limited                                         Australia                            55%
MetServ (Australasia) Pty. Ltd.                                       Australia                            70%
MetServ Victoria Pty. Ltd.                                            Australia                            70%
MetServ Pty. Ltd.                                                     Australia                            55%
Harsco (Australia) Pty. Limited                                       Australia                           100%
Fairmont Tamper (Australia) Pty. Limited                              Australia                           100%
Taylor-Wharton (Australia) Pty. Limited                               Australia                           100%
Alu Serv Middle East W.L.L.                                           Bahrain                              65%
Heckett MultiServ S.A.                                                Belgium                             100%
Heckett MultiServ Russia S.A.                                         Belgium                             100%
Loyquip Holdings S.A.                                                 Belgium                             100%
Societe D'Etudes et D'Administration                                  Belgium                             100%
       des Enterprises S.A.
Fortuna Insurance Limited                                             Bermuda                             100%
Harsco (Bermuda) Limited                                              Bermuda                             100%
Sociedade Brasileria de Recuperacao                                   Brazil                              100%
       de Metals (Sobremetal) Ltda
Comercio de Rejeitos Industriais Ltda                                 Brazil                              100%
Harsco Canada Limited                                                 Canada                              100%
Heckett Technology Services Canada, Inc.                              Canada                              100%
Heckett MultiServ S.A.                                                Chile                               100%
MultiServ Wuhan Co. Ltd.                                              China                               100%
MultiServ Jiangxi Co. Ltd.                                            China                               100%
MultiServ s.r.o.                                                      Czech Republic                      100%
Heckett MultiServ Bahna S.A.E.                                        Egypt                                65%
Metalsider S.A.S.                                                     France                               51%
Heckett MultiServ France S.A.                                         France                              100%
Floyequip S.A.                                                        France                              100%
PyroServ                                                              France                              100%
Heckett MultiServ Sud S.A.                                            France                              100%
Carbofer International GmbH                                           Germany                             100%
Heckett MultiServ GmbH                                                Germany                             100%
Harsco GmbH                                                           Germany                             100%
Axil International Ltd.                                               Ireland                             100%
IMS Servizi Spa                                                       Italy                               100%
MultiServ SRL                                                         Italy                               100%
ILSERV SRL                                                            Italy                                65%
Luxequip Holdings S.A.                                                Luxembourg                          100%
Heckett MultiServ S.A.                                                Luxembourg                          100%
Societe Luxembourgoiese D'Interim S.A.                                Luxembourg                          100%
Taylor-Wharton Asia (M) SDN. BHD.                                     Malaysia                             70%

                                                                      Country of                      Ownership
Name                                                                  Incorporation                  Percentage
----                                                                  -------------                  ----------
Irving, S.A. de C.V.                                                  Mexico                              100%
Heckett Mexicana, S.A. de C.V.                                        Mexico                              100%
Andamios Patentados, S.A. de C.V.                                     Mexico                              100%
Servicios Industriales Siderurgicos,                                  Mexico                              100%
       S.A. de C.V.
Electroforjados Nacionales, S.A. de C.V.                              Mexico                              100%
Heckett MultiServ International N.V.                                  Netherlands                         100%
Heckett MultiServ Finance B.V.                                        Netherlands                         100%
Heckett MultiServ China B.V.                                          Netherlands                         100%
Heckett MultiServ Far East B.V.                                       Netherlands                         100%
Harsco Europa B.V.                                                    Netherlands                         100%
Heckett MultiServ (Holland) B.V.                                      Netherlands                         100%
Heckett MultiServ AS                                                  Norway                              100%
Heckett MultiServ Saudi Arabia Limited                                Saudi Arabia                         55%
MultiServ Slovensko SPOL s r.o.                                       Slovakia Republic                   100%
FerroServ (Pty.) Limited                                              South Africa                        100%
Heckett MultiServ (South Africa) (Pty.) Ltd.                          South Africa                         51%
MultiServ Lycrete S.A.                                                Spain                               100%
Serviequipo S.A.                                                      Spain                               100%
MultiServ Intermetal S.A.                                             Spain                               100%
MultiServ Iberica S.A.                                                Spain                               100%
Heckett MultiServ Reclamet S.A.                                       Spain                               100%
Gestion Materias Ferricas, S.A.                                       Spain                                85%
Heckett MultiServ Nordiska AB                                         Sweden                              100%
Heckett MultiServ plc                                                 U.K.                                100%
Heckett MultiServ Ltd.                                                U.K.                                100%
MultiServ Overseas Ltd.                                               U.K.                                100%
Quipco Ltd.                                                           U.K.                                100%
Harsco (U.K.) Ltd.                                                    U.K.                                100%
The Permanent Way Equipment                                           U.K.                                100%
       Company Limited
Tamper Corp. (U.K.) Limited                                           U.K.                                100%
Heckett International Services Limited                                U.K.                                100%
Heckett Limited                                                       U.K.                                100%
Heckett MultiServ Corporation                                         U.S.A.                              100%
Heckett MultiServ Inc.                                                U.S.A.                              100%
Heckett MultiServ U.S. Corp.                                          U.S.A.                              100%
Heckett MultiServ Operations Ltd.                                     U.S.A.                              100%
Heckett MultiServ General Corp.                                       U.S.A.                              100%
Heckett MultiServ Intermetal Inc.                                     U.S.A.                              100%
Heckett Technology Services Inc.                                      U.S.A.                              100%
Harsco Defense Holding, Inc.                                          U.S.A.                              100%
Harsco Foreign Sales Corporation                                      U.S. Virgin Islands                 100%
Heckett MultiServ MV + MS                                             Venezuela                           100%
Heckett MultiServ Investment Corporation                              U.S.A.                              100%

Companies in which Harsco Corporation does not have majority ownership are not consolidated. These companies are listed below as unconsolidated entities:

                                                                      Country of
                                                                      Incorporation/                  Ownership
Name                                                                  Organization                   Percentage
----                                                                  ------------                   ----------
Ferro Scrap Nigam Ltd.                                                India                                40%
P.T. Purna Baja Heckett                                               Indonesia                            40%
IKG-Salcon SDN. BHD.                                                  Malaysia                             50%
Nutter-Niro Ingenieria S.A. de C.V.                                   Mexico                               49%
United Defense, L.P.                                                  U.S.A.                               40%